UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to § 240.14a-12

LIFEMD, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Additional Information Regarding LifeMD, Inc.’s Annual Meeting of Stockholders to be Held on June 24, 2021

On May 12, 2021, the Company filed a proxy statement (the “Definitive Proxy Statement”) that describes the proposals to be voted on at the Annual Meeting. On the proxy statement & notice of the meeting sent to stockholders there is a discrepancy on the sequence of two proposals to be voted on at the Annual Meeting. On the proxy statement & notice of the meeting, Proposal 4 pertains to the Say on Pay Frequency while Item 5 is the Ratification of Auditor. These two items have been switched on the original proxy card filed with the Definitive Proxy Statement. We are furnishing you with a revised proxy & notice of meeting herein.  Additionally, a revised proxy card matching the sequence of agenda items set forth in the Definitive Proxy Statement is also being mailed to stockholders.

The revised proxy statement and notice and revised proxy card are furnished herein. The updated proxy card is also being mailed to you separately and may be used to vote your shares.

You may also vote your shares on the voting website at www.proxyvote.com.

There are no other changes to the Definitive Proxy Statement previously filed. You may still refer to that statement to make your voting decisions.

Your vote remains extremely important, and we apologize for any inconvenience to you.

This supplement is being filed with the Securities and Exchange Commission on May 18, 2021 and will be mailed to stockholders on or before May 20, 2021.

This supplement should be read in conjunction with LifeMD, Inc.’s Definitive Proxy Statement filed with the Securities and Exchange Commission on May 12, 2021.

LIFEMD INC.
800 THIRD AVENUE
SUITE 2800
NEW YORK, NY 10022

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/23/2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/23/2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:	For All	Withhold All	For All Except
	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Directors

Nominees

01) Justin Schreiber
02) Stefan Galluppi
03) John Strawn
04) Joseph DiTrolio
05) Happy Walters
06) Bertrand Velge
07) Roberto Simon
08) Dr. Connie Mariano

The Board of Directors recommends you vote FOR proposals 2 and 3.	For	Against	Abstain
2. To approve an amendment to the Company's 2020 Equity and Incentive Plan (the 2020 Plan) to increase the maximum number of shares of the Company's common stock available for issuance under the 2020 Plan by 1,500,000 shares.	☐	☐	☐
3. To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the accompanying Proxy Statement.	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on the following proposal:	1 year	2 years	3 years	Abstain
4. To recommend, by non-binding vote, the frequency of executive compensation votes.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 5.	For	Against	Abstain
5. To ratify the selection of Friedman LLP as LifeMD's independent registered public accounting firm for the fiscal year ending December 31, 2021.	☐	☐	☐

NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000516278_1 R1.0.0.177

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com

LIFEMD INC.
Annual Meeting of Shareholders
June 24, 2021 12:00 PM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Justin Schreiber, Chief Executive Officer of LifeMD Inc., as Proxy with full power of substitution to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders on June 24, 2021, at 12:00 PM EDT to be held at the corporate offices of LifeMD located at 800 Third Avenue, Suite 2800, New York, New York 10022, or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponement or adjournments thereof, hereby revoking all former proxies.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000516278_2 R1.0.0.177

Your **Vote** Counts!

LIFEMD INC.

2021 Annual Meeting

Vote by June 23, 2021

11:59 PM ET

LIFEMD INC.
800 THIRD AVENUE
SUITE 2800
NEW YORK, NY 10022

You invested in LIFEMD INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 24, 2021.**

Get informed before you vote

View the Form 10-K, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 10, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 24, 2021
12:00 PM EDT

LifeMD Corporate Offices
800 Third Avenue
Suite 2800
New York, New York 10022

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Directors **Nominees:** 01) Justin Schreiber 04) Joseph DiTrolio 07) Roberto Simon 02) Stefan Galluppi 05) Happy Walters 08) Dr. Connie Mariano 03) John Strawn 06) Bertrand Velge	For
2.	To approve an amendment to the Company's 2020 Equity and Incentive Plan (the 2020 Plan) to increase the maximum number of shares of the Company's common stock available for issuance under the 2020 Plan by 1,500,000 shares.	For
3.	To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the accompanying Proxy Statement.	For
4.	To recommend, by non-binding vote, the frequency of executive compensation votes.	3 Years
5.	To ratify the selection of Friedman LLP as LifeMD's independent registered public accounting firm for the fiscal year ending December 31, 2021.	For

NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".